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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): JUNE 30, 1998




                               THE TITAN CORPORATION
               (Exact name of registrant as specified in its charter)



                                      DELAWARE
                   (State or other jurisdiction of incorporation)



          001-06035                                     95-2588754
     (Commission File No.)                   (IRS Employer Identification No.)

                                 3033 SCIENCE PARK
                          SAN DIEGO, CALIFORNIA 92121-1199
               (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code:  (619) 552-9500

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 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1998, Sunrise Acquisition Sub, Inc., a Delaware corporation ("Titan Sub") and a wholly-owned subsidiary of The Titan Corporation, a Delaware corporation ("Titan"), merged with and into Horizons Technology, Inc., a Delaware corporation ("Horizons"), pursuant to an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated February 26, 1998, among Titan, Titan Sub, Horizons and certain stockholders of Horizons (the "Merger"). Upon consummation of the Merger, Titan Sub ceased to exist, and Horizons, the surviving corporation, became a wholly-owned subsidiary of Titan. The Merger is intended to be a tax-free reorganization for federal income tax purposes and is to be accounted for as a pooling of interests by Titan.

     At the closing of the Merger, under the terms of the Merger Agreement each share of Horizons common stock, .01 par value ("Horizons Common Stock"), outstanding immediately prior to the closing of the Merger was converted into approximately .367507 shares of Titan common stock, .01 par value ("Titan Common Stock"), and each share of Horizons Series A Preferred Stock outstanding immediately prior to the closing of the Merger was converted into approximately .8155 shares of Titan Common Stock. An aggregate 3,162,930 shares of Titan Common Stock were, therefore, issued to Horizons stockholders, and Titan assumed all outstanding Horizons options and warrants, which were converted into options and warrants to acquire approximately 10,284 additional shares of Titan Common Stock, representing approximately 10.9% of the total issued and outstanding Titan Common Stock, and 10.8% of the total voting power of Titan capital stock.

     There will be no change in the current Titan Board of Directors or Titan officers as a result of the Merger.

     Horizons is predominantly a provider of systems engineering and program management services, computer systems integration and high-end software, primarily for the United States Department of Defense. Horizons is also involved in the commercial software business providing geographical information systems and mapping information. Titan and Horizons intend to continue to devote the assets of Horizons to such purposes.

     Reference is made to the Titan Registration Statement on Form S-4 dated June 10, 1998 filed with the Securities and Exchange Commission for additional information with respect to the Merger.

                                      2.
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     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     (i) The following financial statements and audit report by Arthur Andersen LLP are incorporated by reference to pages F-36 through F-52 of Registrant's Registration Statement on Form S-4 (No. 333-47633), as amended (the "Registration Statement"):

     Report of Independent Public Accountants
     Consolidated Balance Sheets as of January 31, 1998 and 1997
     Consolidated Statements of Operations for the Years Ended January 31, 1998,
          1997 and 1996
     Consolidated Statements of Stockholders' Equity for the Years Ended
          January 31, 1998, 1997 and 1996
     Consolidated Statements of Cash Flows for the Years Ended January 31, 1998,
          1997  and 1996
     Notes to Consolidated Financial Statements

     (ii) The Unaudited Interim Financial Statements of Horizons at April 30, 1998 and for the three month period ended April 30, 1998 and 1997 will be filed by amendment.

     (b)  PRO FORMA FINANCIAL INFORMATION

     (i) The following pro forma financial statements and notes thereto are incorporated by reference to pages 51-58 of the Registration Statement:

               Unaudited Pro Forma Combined Statements of Operations for the
                    Years Ended December 31, 1997, 1996 and 1995
               Unaudited Pro Forma Combined Balance Sheets as of December 31,
                    1997
               Notes to Unaudited Pro Forma Combined Financial Statements

     (ii) The Unaudited Pro Forma Financial Information at March 31, 1998 will be filed by amendment.

     (c)  EXHIBITS.

          2.1 Agreement and Plan of Merger and Reorganization dated February 26, 1998 among The Titan Corporation, Sunrise Acquisition Sub, Inc., Horizons Technology, Inc. ("Horizons") and certain stockholders of Horizons .*

          23.1 Consent of Arthur Andersen LLP, Independent Public Accountants.

          99.1 Press release, dated July 1, 1998.

     *    Incorporated by reference to Appendix A to the Registration Statement.

                                      3.
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE TITAN CORPORATION




Dated:  July 14, 1998                 By: /s/ GENE W. RAY
                                         -------------------------------------
                                         Gene W. Ray
                                         Chief Executive Officer and President
















                                      4.
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                               INDEX TO EXHIBITS

          2.1 Agreement and Plan of Merger and Reorganization dated February 26, 1998 among The Titan Corporation, Sunrise Acquisition Sub, Inc., Horizons Technology, Inc. ("Horizons") and certain stockholders of Horizons .*

          23.1 Consent of Arthur Andersen LLP, Independent Public Accountants.

          99.1 Press release, dated July 1, 1998.

     *    Incorporated by reference to Appendix A to the Registration Statement.








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